UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2026
W. P. Carey Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland		001-13779	45-4549771
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

One Manhattan West, 395 9th Avenue, 58th Floor
New York,	New York		10001
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	WPC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of W. P. Carey Inc. (the “Company”) was held on June 11, 2026 (the “Annual Meeting”). The Company previously filed its definitive proxy statement on Schedule 14A (the “Proxy Statement”) and related materials pertaining to this meeting with the Securities and Exchange Commission on March 27, 2026. The stockholders of the Company voted on the following four proposals at the Annual Meeting, each of which is more fully described in the Proxy Statement. On the record date of March 23, 2026, 219,288,368 shares of common stock were outstanding and entitled to vote at the Annual Meeting.

Set forth below are the final voting results from the Annual Meeting.

Proposal One. The election of the nine nominees listed in the Company’s Proxy Statement and set forth below to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders.

NAME OF NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Constantin H. Beier	151,875,388	1,859,158	1,657,899	30,606,501
Tonit M. Calaway	141,244,004	12,488,567	1,659,874	30,606,501
Peter J. Farrell	149,449,276	4,284,510	1,658,659	30,606,501
Robert J. Flanagan	152,454,277	1,280,032	1,658,136	30,606,501
Jason E. Fox	149,459,242	4,267,139	1,666,064	30,606,501
Rhonda O. Gass	152,093,256	1,642,920	1,656,269	30,606,501
Margaret G. Lewis	147,798,053	5,902,066	1,692,326	30,606,501
Christopher J. Niehaus	150,497,851	3,235,040	1,659,554	30,606,501
Elisabeth T. Stheeman	152,854,000	877,461	1,660,984	30,606,501

Proposal Two. The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
143,555,213	9,541,402	2,295,830	30,606,501

Proposal Three. The approval, on a non-binding, advisory basis, of the frequency of the Company’s executive compensation vote.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
148,581,678	323,189	4,398,511	2,089,067	30,606,501

Proposal Four. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
172,777,010	12,710,399	511,537	0

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

W. P. Carey Inc.

Date:	June 12, 2026	By:	/s/ Susan C. Hyde
Susan C. Hyde
Chief Administrative Officer and Corporate Secretary